UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         MAY 16, 2002


                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)


       MINNESOTA                   0-25121                41-1597886
(State of Incorporation)      (Commission File           (IRS Employer
                                      Number)             Identification No.)


       6105 TRENTON LANE NORTH
       MINNEAPOLIS, MINNESOTA                      55442
     (Address of principal                       (Zip Code)
            executive offices)


Registrant's telephone number, including area code: (763) 551-7000

ITEM 9.  REGULATION FD DISCLOSURE.

     On May 15, 2002, the registrant presented the following information at the Select Comfort Corporation Annual Meeting of Shareholders:

Slide 1
******************************************************************************

TURN AROUND COMPLETE - SEIZING THE GROWTH OPPORTUNITY

     o    Return to profitability

     o    Reestablished balance sheet strength

     o    Initiated programs for growth

******************************************************************************


Slide 2
******************************************************************************

STRATEGIES - ESTABLISHED IN 2000 AND WORKING

Four strategies to capture profit and growth opportunity

     1.   Continuing cost control

     2.   Building awareness

     3.   Expanding distribution

     4.   Re-emphasizing innovation

******************************************************************************

Slide 3
******************************************************************************

EXECUTING TO PLAN. . .  DELIVERING RESULTS

     o    Closed 40 stores, office and plant
                                                            [graphic omitted]
     o    Staffing reduced - G&A, selling structure

     o    Returns and promotional costs reduced

     o    Product quality improvements


                      BREAK-EVEN REDUCED BY 20%

                                BREAKEVEN 2000     BREAKEVEN 2002
       Annual Units (000's)           280                210

******************************************************************************


Slide 4
******************************************************************************

EXECUTING TO PLAN -- DELIVERING REAL GROWTH

     o    Awareness
          -    Sleep Number(R) brand introduced

     o    Distribution                               SALES TREND BUILDING
          -    Retail execution improved             [graphic omitted]
          -    Factory Direct introduced
          -    Website improved
          -    QVC and Wholesale
               launched

     o    Product Innovation
          -    Quality
          -    Performance
          -    New features


                            Q1 '01    Q2 '01     Q3 '01    Q4 '01    Q1 '02
Net Sales (in Millions)     $65.5     $62.7      $64.1     $69.3     $81.1
% +/-                       (14.1)%     1.5%      -5.7%      8.2%     24.0%

******************************************************************************

Slide 5
******************************************************************************

SOLID FINANCIAL BASE AND FOUNDATION OF CONSISTENT PERFORMANCE

        RETURN TO PROFIT                    REBUILT CASH POSITION
        [graphic omitted]                   [graphic omitted]


     (in Millions)       Q1 '01    Q2 '01   Q3 '01   Q4 '01    Q1 '02
Net Income               ($9.8)    ($3.5)    $0.2     $1.1      $3.2


     (in Millions)       Q1 '01    Q2 '01   Q3 '01   Q4 '01    Q1 '02
Cash                      $4.5      $8.8    $15.4    $16.4     $25.6
EBITDA                   ($7.2)    ($0.9)    $3.0     $3.9      $5.9

******************************************************************************


Slide 6
******************************************************************************

DELIVERING RESULTS AND BUILDING MOMENTUM

     First quarter 2002:

     o    24% sales increase - growth in all channels

     o    $13+ million improvement to $3.2 million net income

     o    $1.4 million net income - rolling 12 months

******************************************************************************

 Slide 7
******************************************************************************

BUILD ON GROWTH - LEVERAGE OUR PROFIT MODEL IN 2002

     o    Marketing/Media                   Media spend          +16%
                                            National TV media    +68%

     o    Product improvement               Mix improvement, ASP +11%
                                            Gross margin 67%, +4ppts

     o    Distribution expansion            100+ store remodels
                                            Market expansion
                                            Wholesale - QVC, Benchmark,
                                                        SleepTrain

******************************************************************************


Slide 8
******************************************************************************

SALES GROWTH POTENTIAL - 15% TO 25% ANNUALLY

     o    Industry growth 5%+

     o    Share growth - double share by 2005
          -    Marketing/Awareness building
          -    Product introduction/innovation
          -    Distribution expansion

     o    Additional opportunities
          -    Product expansion
          -    International expansion

******************************************************************************

Slide 9
******************************************************************************

TARGET:  NET INCOME 5-7% OF NET SALES BY 2005

                                       JULY-DEC          2005
                                         2001           TARGET
                                     ------------    ------------

                                            % of Net Sales

       Gross Margin                      67.0           60 - 67

       Operating Margin                   1.7            8 - 12

       Net Income                         1.0            5 - 7


******************************************************************************

     The information presented at the Annual Meeting of Shareholders is also available at the investor relations section of the registrant's web site at selectcomfort.com. The information included in this report that relates to future plans, events, goals, or targeted financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as general and industry economic trends, consumer confidence, effectiveness and efficiency of our advertising and promotional efforts, consumer acceptance of our products and sleep technology, industry competition, our dependence on significant suppliers, including United Parcel Service (UPS) for delivery of our sleep systems and Conseco Finance for extension of consumer credit, and the vulnerability of any such suppliers to recessionary pressures, labor negotiations, liquidity concerns or other factors, the potential dilution from the issuance of additional shares from financings completed in 2001 and our ability to maintain compliance with listing requirements of NASDAQ, as well as the risk factors listed from time to time in the company's filings with the Securities and Exchange Commission, including the company's Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission. The registrant has no obligation to publicly update or revise any of the forward-looking statements that may be included in this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SELECT COMFORT CORPORATION
                                            (Registrant)


Dated:  May 16, 2002                 By            /s/ Mark A. Kimball
                                       -----------------------------------------

                                     Title:        Senior Vice President
                                           -------------------------------------